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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: June 23, 1998




                    SOURCE ONE MORTGAGE SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                                               38-2011419
(State or other jurisdiction of           1-2898               (I.R.S. employer
incorporation or organization)     (Commission file No.)     identification no.)


        27555 Farmington Road, Farmington Hills, Michigan 48334-3357 (Address of principal executive offices, including zip code)



     Registrant's telephone number, including area code: (248) 488-7000






                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)   Financial Statements of Business Acquired.  Not applicable.

  (b)   Pro Forma Financial Information.  Not applicable.

  (c)   Exhibits.



Item 601
Regulation S-K
Exhibit Reference
Number              Exhibit Description

          10(a) First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of July 25, 1997 by and among Source One Mortgage Services Corporation, The Mortgage Authority, Inc. and Central Pacific Mortgage Company (subsidiaries of Source One Mortgage Services Corporation), and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.

            (b) Master Loan and Security Agreement dated as of May 1, 1998 between Source One Mortgage Services Corporation and Greenwich Capital Financial Products, Inc.

            (c) New/Modified Commitment Supplement dated as of March 25, 1998 to Third Amended and Restated Revolving Credit Agreement dated as of July 25, 1997 by and among Source One Mortgage Services Corporation, The Mortgage Authority, Inc. and Central Pacific Mortgage Company (subsidiaries of Source One Mortgage Services Corporation), and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.


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                                 Signatures

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                          Source One Mortgage Services Corporation

Date: June 23, 1998          By:  /s/ MICHAEL C. ALLEMANG
                                   -----------------------
                                      Michael C. Allemang
               Executive Vice President, Chief Financial Officer and Director



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                              INDEX TO EXHIBITS

EXHIBIT     DESCRIPTION
NO.

          10(a) First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of July 25, 1997 by and among Source One Mortgage Services Corporation, The Mortgage Authority, Inc. and Central Pacific Mortgage Company (subsidiaries of Source One Mortgage Services Corporation), and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.

          10(b) Master Loan and Security Agreement dated as of May 1, 1998 between Source One Mortgage Services Corporation and Greenwich Capital Financial Products, Inc.

          10(c) New/Modified Commitment Supplement dated as of March 25, 1998 to Third Amended and Restated Revolving Credit Agreement dated as of July 25, 1997 by and among Source One Mortgage Services Corporation, The Mortgage Authority, Inc. and Central Pacific Mortgage Company (subsidiaries of Source One Mortgage Services Corporation), and the First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.


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